EXHIBIT 32

Certification of Chief Executive Officer and Acting Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, T. Jay Collins, certify that the Quarterly Report of Friede Goldman Halter, Inc. on Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m or § 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Friede Goldman Halter, Inc.

August 13, 2003

/s/ T. Jay Collins
Name: T. Jay Collins
Title: Chief Executive Officer and Acting Chief Financial Officer